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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                                 August 2, 2000
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                Date of Report (Date of earliest event reported)


                                  METRISA, INC.
                                  -------------
               (Exact name of registrant as specified in charter)


          DELAWARE                     0-16152                 04-2891557
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


                                25 WIGGINS AVENUE
                        BEDFORD, MASSACHUSETTS 01730-2323
                        ---------------------------------
              (Address of principal executive offices and zip code)

                                 (781) 275-3300
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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                                     ITEM 4.
                 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         Effective August 2, 2000, Metrisa, Inc. (the "Company") engaged Grant Thornton LLP ("GT") as the Company's independent accountant. The Company has not consulted GT with respect to any matter during the Company's two most recent fiscal years or during any subesequent interim period.



                                     ITEM 7.
       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         Not applicable




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        METRISA, INC.


Date:   August 2, 2000
                                        By:     /s/   John E. Wolfe
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                                                John E. Wolfe, President, Chief
                                                Executive Officer and Treasurer